EXHIBIT 10(a)

DOE F 4600.1
(08-93)

                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD

Under the authority of Public Law       95-91  Department of Energy Organization
                                        Act of 1977

and subject to legislation, regulations and policies applicable to (cite legislative program title): Small Business Innovation Research
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1. PROJECT TITLE

   Feasability of Cost Effective, Long Length, BSCCO 2212 Round Wires, for Very High Field Magnets, Beyond 12 Telsa at 4.2 Kelvin
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2. INSTRUMENT TYPE

/X/ GRANT      /_/ COOPERATIVE AGREEMENT
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3. RECIPIENT (Name, address, zip code, area code and telephone no.)
   Superconductive Components Inc.

   1145 Chesapeake Avenue

   Columbus                             OH 43212
   TEL NO. 614-486-0261
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4. INSTRUMENT NO.
DE-FG02-02ER83538
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5.  AMENDMENT NO.
    M001
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6.  BUDGET PERIOD
    FROM: 07/22/2002
    THRU: 04/21/2003
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7.  PROJECT PERIOD
    FROM: 07/22/2002
    THRU: 04/21/2003
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8.  RECIPIENT PROJECT DIRECTOR (Name and telephone no.)
    Dr. Scott Campbell
    614-486-0261
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9.  RECIPIENT BUSINESS OFFICER: (Name and telephone no.)
    Dan Rooney
    614-486-0261
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10. TYPE OF AWARD

/_/ NEW         /_/  CONTINUATION        /_/   RENEWAL
/X/ REVISION    /_/  SUPPLEMENT

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11. DOE PROJECT OFFICER (Name, address, telephone no.)
    Gerald J. Peters (SC-22)
    U.S. DOE/Germantown Building
    1000 Independence Avenue
    Washington                DC 20585-1290
TEL No. 301-903-3233             FAX NO.
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12. ADMINISTERED FOR DOE BY (Name, address, telephone no.)
    David Ramirez U.S.
    Department of Energy
    9800 South Cass Avenue

    Argonne                         IL  60439
TEL NO. 630-252-2133              FAX NO. 630-252-5045
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13. RECIPIENT TYPE
    /_/ STATE GOV'T     /_/  INDIAN TRIBAL GOV'T     /_/    HOSPITAL
    /_/ LOCAL GOV'T     /_/  INSTITUTION OF          /_/    OTHER NONPROFIT
                             HIGHER EDUCATION               ORGANIZATION

   /X/  FOR PROFIT ORGANIZATION           /_/  INDIVIDUAL
   /X/  C     /_/   P   /_/   SP          /_/  OTHER (specify)
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14. ACCOUNTING AND APPROPRIATIONS DATA
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 a. Appropriation Symbol    b. B & R Number    c. FT/AFP/OC    d. CFA Number
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      NA                        NA                NA NA  NA           NA
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15. EMPLOYER I.D. NUMBER

      31-1210318
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16. BUDGET AND FUNDING INFORMATION
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    a. CURRENT BUDGET PERIOD INFORMATION
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(1)  DOE Funds Obligated This Action                                 $      0.00
(2)  DOE Funds Authorized for Carry Over                             $      0.00
(3)  DOE Funds Previously Obligated in this Budget Period            $100,000.00
(4)  DOE Share of Total Approved Budget                              $100,000.00
(5)  Recipient share of Total Approved Budget                        $      0.00
(6)  Total Approved Budget                                           $100,000.00
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            b. CUMULATIVE DOE OBLIGATIONS
(1)  This Budget Period                                              $100,000.00
     [(Total of lines a.(1) and a.(3)]

(2)  Prior budget Periods                                            $      0.00

(3)  Project Period to Date                                          $100,000.00
     [(Total of lines b.(1) and b.(2)]
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17. TOTAL ESTIMATED COST OF PROJECT $___________________
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
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18. AWARD/AGREEMENT TERMS AND CONDITIONS
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    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations specify)  N/A
                                                --------------------------

                                                              (Date) -----------

    c. DOE Financial Assistance Rules, 10 CFR 600, as amended.
    d. Application/proposal dated 1/14/02, /X/ as submitted /_/ with changes as negotiated.
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19. REMARKS

    This amendment changes the Principal Investigator in block 8 from Dr. Suvankar Sengupta to Dr. Scott Campbell. All other terms remain the same.

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20. EVIDENCE OF RECIPIENT ACCEPTANCE

                /s/ Gerald S. Blaskie                          1/23/03
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      (Signature of Authorized Recipient Official)            (Date)

                   Gerald S. Blaskie
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                      (Name)

                      CFO
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                      (Title)
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21. AWARDED BY:

                        /s/  Patricia J. Schuneman           1/17/03
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                              (Signature)                     (Date)

                              Patricia J. Schuneman
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                                     (Name)
                                   Team Leader
                               Operations Division
                      Office of Acquisition and Assistance
                               Contracting Officer
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                                     (Title)